UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of report (Date of earliest event reported)             December 31, 2009

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS                   75038
(Address of Principal Executive Offices)                                                      (Zip Code)

Registrant’s telephone number, including area code:                       (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        /  /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       /  /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       /  /     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       /  /     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 31, 2009, Darling International Inc. (the “Company”) completed an acquisition of certain rendering, grease collection and trap servicing business from Sanimax USA Inc. (“Sanimax”).  The acquisition included all of Sanimax’s rendering, grease collection and trap servicing business in the States of Indiana and Ohio, including facilities located in Kendallville, Indiana and Cleveland, Ohio.  In addition, the Company acquired certain of Sanimax’s collection routes in the State of Pennsylvania and the lower part of the State of Michigan.  The Company does not consider the acquisition to be material to its financial position or results of operation.

A copy of the press release announcing the acquisition is filed as Exhibit 99.1

.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits 99.1 Press Release dated January 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: January 4, 2010	By:	/s/ John O. Muse
John O. Muse
Executive Vice President,
Finance and Administration

EXHIBIT LIST

99.1	Press Release dated January 4, 2010.